================================================================================



                                FIRST AMENDMENT



                                       TO



                                CREDIT AGREEMENT



                                     among



                          DIAGNOSTICS HOLDINGS, INC.,



                            DADE INTERNATIONAL INC.,



                                 VARIOUS BANKS



                                      and



                             BANKERS TRUST COMPANY,

                                    as AGENT



                       __________________________________



                         Dated as of September 11, 1997



                       __________________________________



================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------



       FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 11, 1997, among DIAGNOSTICS HOLDING, INC. ("Holdings"), DADE INTERNATIONAL INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.



                             W I T N E S S E T H :
                             -------------------



       WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

       WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

       NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.
    ------------------------------

       1. Section 4.02(A)(c) of the Credit Agreement is hereby amended by (i) deleting the amount "$5,000,000" appearing in the first proviso to said Section and inserting the amount "$8,000,000" in lieu thereof, (ii) inserting the text ", any Behring Real Property Sale" immediately following the text "Designated Real Property Sale" appearing in clause (w) of the first proviso to said Section, (iii) deleting the word "and" appearing at the end of clause (x) of the first proviso to said Section and inserting a comma in lieu thereof and (iv) inserting the following new clause (z) at the end of said Section:

     "and (z) notwithstanding anything to the contrary contained above, with respect to no more than the greater of (x) $20,000,000 and (y) 50% of the aggregate Net Proceeds resulting from all Asset Sales constituting Behring Real Property Sales, such Net Proceeds shall not be required to be applied on such date to the extent that no payment Default or Event of Default then exists and the Borrower delivers a certificate to the Agent on or prior to such date stating that such Net Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 8.01(a) (including, without limitation, capital stock of a corporation engaged in any such business) within 360 days following the date of such Behring Real Property Sale (which certificate shall set forth the estimates of the proceeds to be so expended), provided that if all or any portion of such Net Proceeds not so
                --------
     applied to the repayment of Term Loans are not so used within such 360 day period, such remaining portion (to the extent theretofore received by Holdings and/or any of its Subsidiaries in the form of cash) shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.02(A)(c)."

       2. Section 4.02(A)(d) of the Credit Agreement is hereby amended by inserting the text " or the Behring Transaction" immediately following the text "any Permitted Acquisition" appearing in said Section.

       3. Section 6.10(a) of the Credit Agreement is hereby amended by (i) inserting the phrase "and the First Amendment Effective Date" immediately after the phrase "as of the Restatement Effective Date" appearing therein and (ii) inserting the text ", the Behring Transaction" immediately following the text "Original Transaction" appearing therein.

       4. Section 6.10 is hereby amended by (i) redesignating clauses (d), (e) and (f) of said Section as clauses (e), (f), and (g), respectively, (ii) inserting the following new clause (d) immediately following clause (c) of said
Section:

       "(d) the statement of net assets to be sold of the Behring Acquired Business at December 31, 1996 and the related statements of income and supplemental cash flow information of the Behring Acquired Business for the fiscal year ended as of said date, copies of which have heretofore been furnished to each Bank, present fairly in all material respects the net assets of the Behring Acquired Business at the dates of said statements and the results for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.", and (iii) deleting from clause (e) thereof (redesignated as clause (f) as provided above) the text "Section 6.10(b) and the Indebtedness . . . after giving effect to any Loans made on such date)" and inserting in lieu thereof the text "Sections 6.10(b), (c) and (d) or as delivered pursuant to Section 7.01 prior to the First Amendment Effective Date and the Indebtedness incurred under this Agreement and the Senior Subordinated Notes, there were as of the Restatement Effective Date and as of the First Amendment Effective Date (in each case after giving effect to any Loans made on such date)".

       5. Section 6.12 of the Credit Agreement is hereby amended by inserting the text "and as of the First Amendment Date" immediately after the text "Restatement Effective Date" appearing in said Section.

       6. Section 6.13 of the Credit Agreement is hereby amended by inserting the text ", the Behring Transaction" immediately following the word "Transaction" in each place it appears in said Section.

       7. Section 6.17 of the Credit Agreement is hereby amended by (i) deleting the text "Restatement Effective Date" in each place it appears in said Section and inserting the text "First Amendment Effective Date" in lieu thereof and (ii) inserting the text ", the Behring Transaction" immediately following the text "Original Transaction" in each place it appears in said Section.

       8. Section 6.21 of the Credit Agreement is hereby amended by (i) deleting the text "Original Effective Date" appearing in said Section and inserting the text "First Amendment Effective Date" in lieu thereof and (ii) inserting the text ", the Behring Transaction and the Transaction" immediately after the text "Original Transaction" appearing in said Section.

       9. Section 6.23 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "6.23  Tax Returns and Payments.  All Federal, material state and
                   ------------------------
          other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Acquired Business, of the Behring Acquired Business and of Holdings and/or any of its Subsidiaries have been timely filed with the appropriate taxing authority. The Returns accurately reflect all liability for taxes of the Acquired Business, of the Behring Acquired Business and of Holdings and its Subsidiaries, as the case may be, for the periods covered thereby. The Acquired Business, the Behring Acquired Business and Holdings and each of its Subsidiaries have paid all taxes payable by them other than taxes which are not yet due and payable, and other than those contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 6.10(b), (c) and (d), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of Holdings and the Borrower, threatened by any authority regarding any taxes relating to the Acquired Business, to the Behring Acquired Business or to Holdings or any of its Subsidi aries. Except as set forth on Annex XV, as of the First Amendment Effective Date, neither the Acquired Business, the Behring Acquired Business nor Holdings or any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Acquired Business, the Behring Acquired Business, Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Acquired Business, the Behring Acquired Business or Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Acquired Business, the Behring Acquired Business nor Holdings or any of its Subsidiaries have provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither the Acquired Business, the Behring Acquired Business nor Holdings or any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Original Transaction, the Transaction, the Behring Transaction and the other transactions contemplated hereby. Notwithstanding anything contained in this
          Section 6.23 to the contrary, neither Holdings nor the Borrower will be in breach of any of the representations or warranties set forth in this Section 6.23 to the extent that such Credit Parties have a right to be indemnified by (x) the Seller or any of its Affiliates under the Acquisition Agreement or (y) by Hoechst or any of its Affiliates under the Behring Merger Agreement, in each case in respect of such taxes or other liabilities and then only so long as such Credit Parties are proceeding diligently to enforce such indemnification and are so indemnified by the Seller or Hoechst, as the case may be, within 90 days after requesting or demanding same."

       10. Section 6.24 of the Credit Agreement is hereby amended by (i) deleting the phrase "Original Effective Date" appearing in the first sentence of said Section and inserting in lieu thereof the phrase "First Amendment Effective Date" and (ii) deleting the text "and the incurrence of the Original Loans on such date . . . "Existing Indebtedness")" appearing in said Section and inserting in lieu thereof the text ", the Transaction and the Behring Transaction (excluding Indebtedness permitted under Section 8.04(a) and Sections 8.04(c)-(t), the "Existing Indebtedness")".

       11. Section 7.01(a) of the Credit Agreement is hereby amended by (i) deleting the word "Within" appearing at the beginning of said Section and inserting the text "Commencing with the fiscal month ended April 30, 1998, within" in lieu thereof, (ii) inserting the text "(or 45 days, in the case of any fiscal month ending on or prior to December 31, 1998)" immediately after the text "30 days" appearing in said Section, and (iii) deleting the date "June 30, 1997" appearing in said Section and inserting the text "December 31, 1998" in lieu thereof.

       12. Section 7.01(c) of the Credit Agreement is hereby amended by deleting the date "1997" appearing in said Section and inserting the date "1999" in lieu thereof.

       13. Section 7.01(d) of the Credit Agreement is hereby amended by inserting the text "(or 90 days, in the case of the fiscal year of the Borrower commencing January 1, 1998)" immediately after the word "Borrower" the first place such word appears in said Section and (ii) deleting the date "March 31, 1997" appearing in said Section and inserting in lieu thereof the text "March 31, 1998".

       14. Section 7.03(a) of the Credit Agreement is hereby amended by deleting the phrase "Restatement Effective Date" appearing therein and inserting in lieu thereof the phrase "First Amendment Effective Date".

       15. Section 8.02(p) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing in said Section and inserting the amount "$8,000,000" in lieu thereof.

       16. Section 8.02(u) of the Credit Agreement is hereby amended by (i) deleting the amount "$40,000,000" appearing in said Section and inserting the amount "$65,000,000" in lieu thereof, (ii) deleting the amount "$25,000,000" appearing in said Section and inserting the amount "$40,000,000" in lieu thereof and (iii) deleting the amount "$10,000,000" in each place such amount appears in said Section and inserting the amount "$16,000,000" in lieu thereof.

       17. Section 8.02(dd) of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" appearing in said Section and inserting the amount "$27,000,000" in lieu thereof.

       18.  Section 8.02 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (dd) of said Section,
(ii) deleting the period at the end of clause (ee) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (ff) and (gg) at the end of said Section:

       "(ff) the Borrower or any of its Subsidiaries may effect any Behring Real Property Sale, provided that (w) any such Behring Real Property Sale
                                  ----
     is for at least 80% in cash at a fair market value (as determined in good faith by the Board of Directors or senior management of the Borrower), (x) the aggregate Net Proceeds from all such Behring Real Property Sales effected after the First Amendment Effective Date do not exceed $50,000,000, (y) the Net Proceeds therefrom are applied to repay Term Loans to the extent required by Section 4.02(A)(c), and (z) no payment Default or Event of Default then exists or would result therefrom; and

       (gg) the Behring Transaction may be effected on or about the First Amendment Effective Date so long as (i) same is effected in accordance with the terms of the Behring Merger Agreement, (ii) the aggregate consideration for such transaction (excluding fees and expenses) consists solely of Holdings Common Stock and warrants to purchase Holdings Common Stock, (iii) no Change of Control Event results from such transaction and
     (iv) no Default or Event of Default then exists or would result therefrom."

       19. Section 8.03(d) of the Credit Agreement is hereby amended by deleting the text "Original Effective Date" appearing in said Section and inserting in lieu thereof the text "First Amendment Effective Date".

       20. Section 8.03(s) of the Credit Agreement is hereby amended by deleting the amount $5,000,000" appearing in said Section and inserting the amount "$8,000,000" in lieu thereof.

       21. Section 8.04(b) of the Credit Agreement is hereby amended by deleting the text "Original Effective Date" appearing in said Section and inserting the text "First Amendment Effective Date" in lieu thereof.

       22. Section 8.04(f) of the Credit Agreement is hereby amended by (i) deleting the amount "$20,000,000" appearing in said Section and inserting the amount "$27,000,000" in lieu thereof and (ii) deleting the table appearing in said Section in its entirety and inserting in lieu thereof the table set forth below:

  Fiscal Year Ending   Amount
  ------------------   ------

  December 31, 1997    $18,100,000

  December 31, 1998    $26,700,000
  December 31, 1999    $27,600,000
  December 31, 2000    $28,500,000
  December 31, 2001    $29,250,000
  December 31, 2002    $30,100,000
  December 31, 2003    $31,000,000
  December 31, 2004    $32,000,000

       23. Section 8.04(j) of the Credit Agreement is hereby amended by deleting the amount "$35,000,000" appearing in said Section and inserting the amount "$100,000,000" in lieu thereof.

       24. Section 8.04(s) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" appearing in said Section and inserting the amount "$17,000,000" in lieu thereof.

       25. Section 8.04(v) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" appearing in said Section and inserting the amount "$20,000,000" in lieu thereof.

       26. Section 8.04(w) of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" appearing in said Section and inserting the amount "$25,000,000" in lieu thereof.

       27. Section 8.06(g) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" in each place it appears in said Section and inserting the amount "$100,000,000" in lieu thereof.

       28. Section 8.06(l) of the Credit Agreement is hereby amended by deleting the text "Original Effective Date" in each place it appears in said Section and inserting the text "First Amendment Effective Date" in lieu thereof.

       29. Section 8.06(m) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" in each place it appears in said Section and inserting the amount "$100,000,000" in lieu thereof.

       30. Section 8.06(n) of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:

     ", and the Behring Transaction shall be permitted in accordance with the provisions of Sections 6.13 and 8.02(gg)".

       31. Section 8.06(u) of the Credit Agreement is hereby amended by deleting the text "or (s)" appearing in said Section and inserting the text ",
(s) or (ff)" in lieu thereof.

       32. Section 8.06(y) of the Credit Agreement is hereby amended by deleting the amount "$7,500,000" in each place it appears in said Section and inserting the amount "$12,000,000" in lieu thereof.

       33. Section 8.08 of the Credit Agreement is hereby amended by inserting the text ", the Behring Transaction" immediately after the text "Original Transaction" appearing in said Section.

       34. Section 8.09(a)(i) of the Credit Agreement is hereby amended by (i) deleting the text "(i)" and the text ", subject to clause (ii) below," appearing in said Section and (ii) deleting the table appearing in said Section in its entirety and inserting in lieu thereof the new table set forth below:

  "Fiscal Year Ending  Amount
   ------------------  ------

  December 31, 1996    $ 74,000,000
  December 31, 1997    $ 90,000,000
  December 31, 1998    $130,000,000
  December 31, 1999    $110,000,000
  December 31, 2000    $110,000,000
  December 31, 2001    $110,000,000
  December 31, 2002    $110,000,000
  December 31, 2003    $110,000,000
  December 31, 2004    $110,000,000".

       35. Section 8.09(a)(ii) of the Credit Agreement is hereby amended by deleting said Section in its entirety.

       36. Section 8.09(b) of the Credit Agreement is hereby amended by deleting the text "and (ii) of such Section" appearing in the last parenthetical of the last sentence of said Section.

       37. Section 8.09(f) of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" appearing in said Section and inserting the amount "$27,000,000" in lieu thereof.

       38. Section 8.09(g) of the Credit Agreement is hereby amended by deleting the text "(a)(ii)," appearing in said Section.

       39. Section 8.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting in lieu thereof the new table set forth below:

                          Minimum Consolidated

      Date                              EBITDA
      ----                              ------

      March 31, 1997                  $111,300,000
      June 30, 1997                   $152,300,000
      September 30, 1997              $154,100,000
      December 31, 1997 to and
      including September 30, 2001    $215,000,000
      December 31, 2001               $221,700,000
      March 31, 2002                  $223,900,000
      June 30, 2002                   $226,700,000
      September 30, 2002              $229,600,000
      December 31, 2002               $233,000,000
      March 31, 2003                  $235,400,000
      June 30, 2003                   $238,300,000
      September 30, 2003              $241,300,000
      December 31, 2003               $244,900,000
      March 31, 2004                  $247,400,000
      June 30, 2004                   $250,500,000
      September 30, 2004              $253,700,000

       40. Section 8.14 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (2) appearing in clause (vii) of said Section and inserting a comma in lieu thereof and (ii) inserting the following new clause (4) at the end of clause (vii) appearing in said Section:

     "and (4) the issuance of Holdings Common Stock as consideration for the Behring Acquisition pursuant to Section 8.02(gg)".

       41. The definition of "Consolidated EBIT" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (vi) thereof and inserting a comma in lieu thereof and (ii) inserting the following text immediately following clause (vii) thereof:

     "(viii) any non-recurring cash charges and non-cash provisions deducted in determining Consolidated Net Income for such period and related to the Borrower's integration plan during the 3-year period following the First Amendment Effective Date (it being understood and agreed that these charges and provisions are considered part of, and not additive to, the Behring Restructuring Reserves). Notwithstanding anything to the contrary contained above, for purposes of Section 8.10 there shall be included in determining Consolidated EBIT for any period the Behring Acquired EBIT during such period (including the portion thereof earned prior to the consummation of the Behring Acquisition)."

       42. The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text at the end of said definition:

     ", it being understood and agreed that, for purposes of any determination of Consolidated EBITDA for any period pursuant to Section 8.10, there shall be included in any such determination Behring Acquired EBIT for such period adjusted by adding thereto the amount of all depreciation expense and amortization expense that were deducted in determining Behring Acquired EBIT for such period."

       43. The definition of "Documents" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the phrase ", the Behring Transaction Documents" immediately after the phrase "the Transaction Documents" appearing therein.

       44. The definition of "Excess Cash Flow" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "and cash Behring Restructuring Expenditures" immediately after the text "Restructuring Expenditures" appearing in said definition and (ii) inserting the text "and Behring Restructuring Reserves" immediately following the text "Restructuring Reserves" appearing in said Section.

       45. The definition of "Excess Cash Flow Period" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the date "1997" appearing in said definition and inserting the date "1998" in lieu thereof.

       46. The definition of "Excess Cash Payment Date" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the date "1997" appearing in said definition and inserting the date "1998" in lieu thereof.

       47. The definition of "Excess Proceeds" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) of said definition and inserting a common in lieu thereof and (ii) inserting the following new clause (vi) at the end of said definition:

     "and (vi) the portion of Net Proceeds received by the Borrower after the First Amendment Effective Date from any Behring Real Property Sale which is permitted to be retained by the Borrower pursuant to Section 4.02(A)(c), as and when received in the form of cash".

       48. The definition of "Excess Proceeds Amount" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (A)(iv) appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the following new clause (vi) at the end of clause
(A) of said definition:

     "and (vi) on each date of receipt by the Borrower or any of its Subsidiaries of the Net Proceeds from any Behring Real Property Sale so long as any repayment pursuant to Section 4.02(A)(c) has been made, by an amount equal to the portion of such Net Proceeds permitted to be retained by the Borrower pursuant to Section 4.02(A)(c) (to the extent in the form of cash, including cash received upon liquidation of or principal payment on any non-cash asset previously received)".

       49. The definition of "Mortgages" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "and include (i) " immediately before the text "all Mortgages" appearing in said definition and
(ii) inserting the text "and (ii) each Behring Mortgage" at the end of said definition.

       50. Section 10 of the Credit Agreement is hereby further amended by deleting the following definition in its entirety: "Mortgaged Policies".

       51. Section 10 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

       "Behring Acquired Business" shall mean the assets and stock acquired by the Borrower and its Subsidiaries pursuant to the Behring Acquisition Documents.

       "Behring Acquired EBIT" shall mean, for any period, the net income (or loss) of the Behring Acquired Business for such period taken as a single accounting period, before (i) total interest expense (inclusive of amortization of deferred financing fees and any other original issue discount) and interest income of the Behring Acquired Business, (ii) the write-off of inventory step-up and in-process research and development costs in accordance with purchase accounting, (iii) restructuring provisions in accordance with GAAP, and (iv) provisions for taxes based on income and foreign withholding taxes to the extent otherwise deducted in determining net income (or loss) of the Behring Acquired Business, and determined without giving effect to any extraordinary gains or losses but giving effect to gains or losses from sales of assets sold in the ordinary course of business.

       "Behring Acquisition" shall mean the acquisition by Holdings of the Behring Acquired Business from Hoechst pursuant to, and in accordance with the terms of, the Behring Merger Agreement.

       "Behring Acquisition Documents" shall mean the Behring Merger Agreement and all other purchase and other agreements, instruments and documents entered into in connection with the Behring Acquisition.

       "Behring Merger Agreement" shall mean the Agreement and Plan of Combination, dated as of June 24, 1997, among Holdings and Hoechst, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

       "Behring Mortgages" shall have the meaning provided in the First
     Amendment.

       "Behring Mortgage Policies" shall have the meaning provided in the First Amendment.

       "Behring Real Property Sale" shall mean a sale by the Borrower or any of its Subsidiaries of any Real Property owned by the Borrower or any of its Subsidiaries as of the First Amendment Effective Date (after giving effect to the consummation of the Behring Transaction on or about such date), which Real Property the Borrower has determined in its reasonable business judgment is unnecessary or uneconomic in the conduct its business in light of the Borrower's integration plan after the Behring Transaction.

       "Behring Restructuring Expenditures" shall mean nonrecurring charges arising out of the restructuring, consolidation, severance or discontinuance (by sale or shut-down) of any portion of the operations of any entities or businesses of Holdings and its Subsidiaries in connection with the Behring Acquisition.

       "Behring Restructuring Reserves" shall mean the reserves maintained on the consolidated balance sheet of Holdings and its Subsidiaries with respect to Behring Restructuring Expenditures.

       "Behring Transaction" shall mean and include (i) the consummation of the Behring Acquisition and (ii) all other transactions contemplated by or consummated in connection therewith or with the First Amendment.

       "Behring Transaction Documents" shall mean, collectively, (i) the Behring Acquisition Documents and (ii) all other documents effectuating the Behring Transaction or executed in connection therewith.

       "First Amendment" shall mean the First Amendment to this Agreement, dated as of September 11, 1997.

       "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

       "Hoechst" shall mean Hoechst AG, a German corporation.

       "Mortgage Policies" shall mean and include (i) the Mortgage Policies, under, and as defined in the Original Credit Agreement, and (ii) the Behring Mortgage Policies.

       52. Annexes III, V, VI, VII, VIII, XI, XIII and XV to the Credit Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof the new Annex III, V, VI, VII, VIII, XI, XIII and XV, as the case may be, as it appears as attached hereto.

       53. Annexes A, B and C to the Pledge Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof the new Annex A, B or C to the Pledge Agreement, as the case may be, as it appears as attached hereto.

       54. Annexes A, B, C, D, E and F to the Security Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof the new Annex A, B, C, D, E or F to the Security Agreement, as the case may be, as it appears as attached hereto.

       55. Exhibit D to the Credit Agreement is hereby amended by deleting such Exhibit D in its entirety and inserting in lieu thereof a new Exhibit D in the form of Exhibit D attached hereto.

       56. Notwithstanding anything to the contrary contained in Section 8.08 of the Credit Agreement, the Borrower may pay a one time advisory fee in connection with the Behring Transaction to each of (i) Bain Capital in an amount not to exceed $10,000,000, (ii) GS Capital in an amount not to exceed $3,000,000 and (iii) Hoechst in an amount not to exceed $3,000,000.

       57. Notwithstanding anything to the contrary contained in Sections 7.11 and 8.16 of the Credit Agreement or in the Pledge Agreement, the Banks hereby agree that Holdings and its Subsidiaries shall not be required to pledge to the Pledgee under the Pledge Agreement the stock of any Foreign Subsidiary acquired pursuant to the Behring Acquisition and required to be pledged pursuant to the terms of the Pledge Agreement until 90 days following the First Amendment Effective Date.

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment; and

               (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. On the First Amendment Effective Date, (I) each Domestic Subsidiary acquired pursuant to the Behring Acquisition (each, a "Behring Subsidiary") shall have duly authorized, executed and delivered to the Collateral Agent a counterpart of (x) the Security Agreement covering all of such Credit Party's present and future Security Agreement Collateral, (y) the Subsidiary Guaranty and (z) the Pledge Agreement, each of which counterparts shall be in full force and effect, and (II) each Behring Subsidiary, shall have delivered to the Collateral Agent:

               (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

               (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name the Behring Acquired Business, as debtor and that are filed in the jurisdictions re ferred to in clause (i) above, together with copies of such financing statements

     (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) or such other termination statements as shall be required by local law);

               (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement;

               (iv) subject to Part I, Section 57 of this Amendment, all the Pledged Securities referred to in the Pledge Agreement owned by such Behring Subsidiary, endorsed in blank in the case of promissory notes constituting Pledged Securities, and together with executed and undated irrevocable stock powers, in the case of capital stock constituting Pledged Securities;

               (v) updated information with respect to all Annexes to the Pledge Agreement and Security Agreement; and

               (vi) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

          3. Holdings shall cause each Behring Subsidiary that owns Real Property to deliver to the Collateral Agent, within 60 days following the First Amendment Effective Date, (A) duly authorized, fully executed and acknowledged mortgages (as modified, supplemented or amended from time to time, the "Behring Mortgages") in form and substance reasonably satisfactory to the Agent, which Behring Mortgages shall cover all Real Property acquired pursuant to the Behring Transaction owned by a Behring Subsidiary and designated as the Behring Mortgaged Properties on Annex III (the "Behring Mortgaged Properties"), together with evidence that counterparts of the Behring Mortgages have been delivered to the title insurance company insuring the Liens of the Behring Mortgages for recording in all places to the extent necessary or, in the opinion of the Collateral Agent, desirable to effectively create valid and enforce able first priority Liens on the Behring Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors; (B) ALTA Lender's extended coverage policies of mortgage title insurance covering the Behring Mortgaged Properties, together with all endorsements reasonably requested by the Collateral Agent relating thereto (or binding commitments to enter such policies), issued by such title insurers reasonably satisfactory to the Collateral Agent (the "Behring Mortgage Policies") in an amount satisfactory to the Agent and the Required Banks assuring the Collateral Agent that the Behring Mortgages on the Behring Mortgaged Properties are valid and enforceable first priority mortgage liens thereon, free and clear of all defects and encumbrances except Permitted Encumbrances, and the Behring Mortgage Policies shall otherwise be in form and sub stance reasonably satisfactory to the Agent and the Required Banks and (i) shall include, as appropriate, an endorsement for future advances under the Credit Agreement and the

Notes and for any other matter that the Collateral Agent in its discretion may reasonably request (to the extent available in the respective jurisdiction of each Behring Mortgaged Property), (ii) shall not include an exception for mechanics' liens, and (iii) shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request;

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the following conditions have been met to the satisfaction of the Agent and each of the Banks (determined immediately after the occurrence of the First Amendment Effective Date):

               (i) (v) there shall have been delivered to the Agent and the Banks true and correct copies of all Behring Transaction Documents, certified as such by an officer of the Borrower, and all terms and conditions of the Behring Transaction Documents shall be in form and substance reasonably satisfactory to the Agent, (w) all Behring Transaction Documents shall have been duly executed and deliv ered by the parties thereto and shall be in full force and effect, (x) the represen tations and warranties set forth in the Behring Transaction Documents shall be true and correct in all material respects as if made on and as of the First Amendment Effective Date, (y) each of the material conditions precedent to the Borrower's and its Subsidiaries' obligations to consummate the Behring Transaction as set forth in the Behring Transaction Documents shall have been satisfied to the reasonable satisfaction of the Agent and the Required Banks or waived with the consent of the Agent and the Required Banks, and
     (z) the Behring Transaction shall have been consummated in accordance with all applicable law, the Behring Transaction Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto unless con-sented to by the Agent and the Required Banks) and the relevant requirements of Sections 6.13 and 8.02(gg);

               (ii) the Agent shall have received from Kirkland & Ellis, special counsel to the Credit Parties, an opinion addressed to the Agent, the Collateral Agent and each of the Banks and dated the First Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Agent and the Required Banks and shall cover the perfection of security interests granted pursuant to the Security Agreement and such other matters incident to the transactions contemplated herein as the Agent may reasonably request;

               (iii) the Agent shall have received a certificate, dated the First Amendment Effective Date, signed by the chairman, a vice chairman, the president or any vice president of Holdings, the Borrower and each Behring Subsidiary, substan tially in the form of Exhibit D to the Credit Agreement with appropriate inser tions, together with copies of the certificate of incorporation and by-laws or other organizational documents of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing (including each such certificate of incorporation and by-laws) shall be reasonably acceptable to the Agent;

               (iv) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Amendment and the Behring Transaction Documents shall be reasonably satisfactory in form and substance to the Agent and the Required Banks, and the Agent shall have re ceived all information and copies of all certificates, documents and papers, including records of corporate proceedings, governmental approvals, good stand ing certificates and bring-down telegrams or facsimiles, if any, which the Agent may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities;

               (v) all necessary and material governmental (domestic and foreign) and third party approvals in connection with the Behring Transaction and the transactions contemplated by the Credit Documents and otherwise referred to therein, shall have been obtained and remain in effect (other than any such approvals with respect to the Behring Acquisition which the Borrower reasonably believes both individually and in the aggregate are not material to the operations of Holdings and its Subsidiaries taken as a whole) and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Agent, materially adverse conditions upon the consummation of the Behring Transaction and the transactions contemplated by this Amendment. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Behring Transaction or the transactions contemplated by this Amendment;

               (vi) the Agent shall have received a certificate, dated the First Amendment Effective Date and signed on behalf of the Borrower by an appropriate officer of Holdings, stating all of the conditions in clauses
     (i), (iv) and (v) of this Part II, Section 7 and Section 5.02 of the Credit Agreement have been satisfied on such date;

               (vii) the Agent shall have received true and correct copies, certified as true and complete by an appropriate officer of Holdings of (x) each Plan, Collective Bargaining Agreement, Existing Indebtedness Agreement, Shareholders' Agreement, Management Agreement, Employment Agreement, Non-Compete Agreement, Tax-Allocation Agreement and Material Contract not heretofore delivered to the Agent pursuant to Section 5 of the Original Credit Agreement and/or the Credit Agreement and (y) any amendment to any such agreement or document heretofore delivered to the Agent pursuant to Section 5 of the Original Credit Agreement and/or the Credit Agreement, all of which agreements, documents and amendments shall be in form and substance reasonably satisfactory to the Agent and the Required Banks and shall be in full force and effect;

               (viii) the Agent shall have received analyses and evidence of insurance complying with the requirements of Section 7.03 of the Credit Agreement for the business and properties of the Behring Acquired Business, in scope, form and substance satisfactory to the Agent and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent;

               (ix) all actions required by Part II, Section 2 of this Amendment shall have been taken to the reasonable satisfaction of the Agent;

               (x) the Borrower shall have paid to the Agent and the Banks all fees, cost and expenses (including, without limitation, legal fees and expenses) payable to the Agent and the Banks to the extent then due; and

               (xi) each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

Unless the Agent has received actual notice from any Bank that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (xi) of the immediately preceding sentence and upon the Agent's good faith determination that the other conditions described above have been met, the First Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the First Amendment Effective Date shall not release Holdings or the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above). The Agent will give the Borrower and each Bank prompt written notice of the occurrence of the First Amendment Effective Date.

          8. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                            *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                           DIAGNOSTICS HOLDING, INC.


                           By /s/ Nancy A. Krejsa
                             --------------------------------------
                             Name:  Nancy A. Krejsa
                             Title:  Vice President & Treasurer


                           DADE INTERNATIONAL INC.


                           By /s/ Nancy A. Krejsa
                             -----------------------
                             Name:  Nancy A. Krejsa
                             Title:  Vice President & Treasurer

                           BANKERS TRUST COMPANY,
                             Individually, as Agent
                             and as Collateral Agent


                           By /s/ Mary Kay Coyle
                             -----------------------
                             Name:  Mary Kay Coyle
                             Title:

                           THE BANK OF NOVA SCOTIA


                           By /s/ F.C.H. Ashby
                             ---------------------------------
                             Name:  F.C.H. Ashby
                             Title: Senior Manager Loan Operations

                           BANK OF TOKYO-MITSUBISHI
                              TRUST COMPANY


                           By /s/ Paul P. Malecki
                             --------------------------------
                             Name:  Paul P. Malecki
                             Title:   Vice President

                           BANKBOSTON, N. A.


                           By /s/ Kimberly F. Harris
                             --------------------------------
                             Name:  Kimberly F. Harris
                             Title:   Vice-President

                           GENERAL ELECTRIC CAPITAL
                              CORPORATION


                           By /s/ Holly Kaczmarczyk
                             --------------------------------
                             Name:  Holly Kaczmarczyk
                             Title:   Duly Authorized signatory

                           ROYALTON COMPANY,
                             By Pacific Investment Management Company,
                                as its Investment Advisor


                           By /s/ Raymond Kennedy
                             --------------------------------
                             Name:  Raymond Kennedy
                             Title:  Vice President



                           SANWA BUSINESS CREDIT


                           By /s/ Stanley Kaminski
                             --------------------------------
                             Name:  Stanley Kaminski
                             Title:   Vice President



                           KEYPORT LIFE INSURANCE COMPANY

                           By Chancellor Lgt Senior Secured
                             Management, Inc.

                           By /s/ Christopher A. Bondy
                             --------------------------------
                             Name:  Christopher A. Bondy
                             Title:  Vice President



                           PRIME INCOME TRUST


                           By /s/ Rafael Scolari
                             --------------------------------
                             Name:  Rafael Scolari
                             Title:  V.P. Portfolio Manager



                           THE FUJI BANK, LIMITED


                           By /s/ Takeshi Takahashi
                             --------------------------------
                             Name:  Takeshi Takahashi
                             Title:  General Manager

                           ABN AMRO BANK N.V., Chicago Branch


                           By /s/ Laurie D. Flom
                             --------------------------------
                             Name:  Laurie D. Flom
                             Title:   Vice President


                           By /s/ Douglas R. Elliott
                             --------------------------------
                             Name:  Douglas R. Elliott
                             Title:    Vice President



                           MERRILL LYNCH
                           SENIOR FLOATING RATE FUND, INC.


                           By /s/ R. Douglas Henderson
                             --------------------------------
                             Name:  R. Douglas Henderson
                             Title:  Authorized Signatory

                           SAKURA BANK LTD.


                           By /s/ Shunji Sakurai
                             --------------------------------
                             Name:  Shunji Sakurai
                             Title:  Joint General Manager



                           CAISSE NATIONALE DE CREDIT
                             AGRICOLE


                           By /s/ Katherine L. Abbott
                             --------------------------------
                             Name:  Katherine L. Abbott
                             Title:   First Vice President

                           OCTAGON CREDIT INVESTORS LOAN
                             PORTFOLIO, a Unit of The Chase
                             Manhattan Bank


                           By /s/ James P. Ferguson
                             --------------------------------
                             Name:  James P. Ferguson
                             Title:  Managing Director



                           IMPERIAL BANK


                           By /s/ R. Vandella
                             --------------------------------
                             Name:  R. Vandella
                             Title:

                           SOUTHERN PACIFIC THRIFT & LOAN
                             ASSOCIATION


                           By /s/ Chris Kelleher
                             --------------------------------
                             Name:  Chris Kelleher
                             Title:  Vice President



                           CITIBANK, N.A.


                           By /s/ Hans L. Christensen
                             --------------------------------
                             Name:  Hans L. Christensen
                             Title:   Vice President



                           MERRILL LYNCH DEBT STRATEGIES
                             PORTFOLIO
                             By:  Merrill Lynch Asset Management L.P.,
                                  as Investment advisor


                           By /s/ R. Douglas Henderson
                             --------------------------------
                             Name:  R. Douglas Henderson
                             Title:  Authorized Signatory

                           MERRILL LYNCH PRIME RATE
                           PORTFOLIO
                             By:  Merrill Lynch Asset Management L.P., as
                                  Investment Advisor


                           By /s/ R. Douglas Henderson
                             --------------------------------
                             Name:  R. Douglas Henderson
                             Title:  Authorized Signatory

                           SENIOR HIGH INCOME PORTFOLIO, INC.


                           By /s/ R. Douglas Henderson
                             --------------------------------
                             Name:  R. Douglas Henderson
                             Title:  Authorized Signatory

                           CITY NATIONAL BANK


                           By /s/ George Hayrapetian
                             --------------------------------
                             Name:  George Hayrapetian
                             Title:  Vice President

                           FIRST NATIONAL BANK OF CHICAGO


                           By /s/ Christopher J. Cavaiani
                             --------------------------------
                             Name:  Christopher J. Cavaiani
                             Title:  Assistant Vice President

                           ML CBO IV (CAYMAN) LTD.
                           By Protective Asset Management Company
                           as Collateral Manager


                           By /s/ James Dondero CFA, CPA
                             --------------------------------
                             Name:  James Dondero CFA, CPA
                             Title:  President Protective Asset Management
                                       Company

                           NORTHWESTERN MUTUAL LIFE
                             INSURANCE COMPANY


                           By /s/ J. Thomas Christofferson
                              -------------------------------
                           Name:  J. Thomas Christofferson
                           Title:  Vice President

                           PILGRIM PRIME RATE FUND


                           By /s/ Michael J. Bacevich
                             --------------------------------
                             Name:  Michael J. Bacevich
                             Title:  Vice President

                           SOCIETE GENERALE


                           By /s/ John M. Stack
                             --------------------------------
                             Name:  John M. Stack
                             Title:  Director

                           VAN KAMPEN AMERICAN CAPITAL
                           PRIME RATE INCOME TRUST


                           By /s/ Kathleen A. Zarn
                             --------------------------------
                             Name:  Kathleen A. Zarn
                             Title:  Vice President